                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2002

                   CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

    United States                 333-32737                    22-2382028
----------------------        ------------------------     --------------------
  (State or other             (Commission File Number)          (IRS Employer
   jurisdiction                                             Identification No.)
 of incorporation)

    White Clay Center, Building 200, Newark, DE          19711
    -------------------------------------------          ------------
    (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)

      New York                   333-32737                       13-4994650
----------------------     ------------------------         -------------------
  (State or other          (Commission File Number)            (IRS Employer
    jurisdiction                                            Identification No.)
  of incorporation)

           270 Park Avenue, New York, New York            10017
           ----------------------------------------       --------
           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On October 15, 2002, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

 Exhibits          Description
 ----------        ---------------
 20.1              Monthly Report with respect to the October 15, 2002
                   distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 18, 2002

                               THE CIT GROUP/SALES FINANCING, INC.,
                               as Servicer



                               By: /s/ Gilmar Rodrigues
                                     ---------------------------
                               Name:    Gilmar Rodrigues
                               Title:   Vice President

                               INDEX TO EXHIBITS
                               -------------------

Exhibit No.        Description
-----------        -----------------
20.1               Monthly  Report with respect to the October 15, 2002
                   distribution